Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 1Q20 results presentation Thursday 30 April 2020

Dick Weil Chief Executive Officer COVID-19 Update

2 COVID-19 Update We are operating as close to business as usual as could be hoped • Our top priority is the health and well-being of our employees while protecting the interests of our clients and shareholders • 95% of our employees are working remotely • Technology capabilities fully support concurrent remote working • We are communicating with clients providing relevant content and insights • Investment team is focused on maintaining an objective view on the markets • Our financial foundation is stable allowing us to manage this unprecedented event • The strong balance sheet can support the firm through this period of uncertainty • We remain profitable and continue to generate positive cash flow • Our strategy of Simple Excellence remains our path forward for long-term success

Roger Thompson Chief Financial Officer 1Q20 results presentation Business and financial update

4 1Q20 results • Long-term investment performance remains solid • AUM of US$294.4bn reflects impact of COVID-19 and net outflows • US GAAP EPS results include goodwill and intangible asset impairment charges of US$487.3m • Adjusted diluted EPS of US$0.60 • Declared US$0.36 per share dividend and completed US$31m of share buybacks 1Q20 4Q19 3 year investment outperformance¹ 65% 76% Net flows (US$12.2bn) (US$6.7bn) Total AUM US$294.4bn US$374.8bn US GAAP diluted EPS US($1.35) US$0.59 Adjusted diluted EPS² US$0.60 US$0.65 Dividend per share US$0.36 US$0.36 Key metrics – 1Q20 vs 4Q19 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 24. 2 See adjusted financial measures reconciliation on slides 30 and 31 for additional information.

5 Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Long-term performance remains solid % of mutual fund AUM in top 2 Morningstar quartiles (as at 31 Mar 2020) % of AUM outperforming benchmark (as at 31 Mar 2020) Note: Full performance disclosures detailed in the appendix on slides 24 and 25. Past performance is no guarantee of future results. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 25 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. 97% 66% 69% 65% 50% 97% 9% 95% 79% 91% 69% 91% 84% 92% 46% 48% 60% 98% 78% 70% 43% 35% 48% 93% 87% 86% 28% 70% 61% 55% 60% 85% 82% 75% 98% 37% 57%

6 19.7 17.1 17.7 16.6 15.6 15.6 15.3 18.7 21.4 (22.4) (19.8) (22.0) (25.0) (23.0) (25.4) (18.8) (25.4) (33.6) (2.7) (2.7) (4.3) (8.4) (7.4) (9.8) (3.5) (6.7) (12.2) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Total flows Total flows 1Q18 to 1Q20 (US$bn) Redemptions Sales Net sales / (redemptions) 21% 18% 19% 17% 19% 18% 17% 21% 23% Annualised gross sales¹ Annualised gross redemptions¹ Gross sales are best since merger with volatility elevating gross redemptions 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. (24%) (21%) (24%) (26%) (28%) (29%) (21%) (29%) (36%)

7 (12.2) (6.0) (0.9) (5.3) Total Company Net Flows Previously Announced Redemptions Jan & Feb Mar Principal components of 1Q20 net flows 1Q20 flows (US$bn) Note: Numbers may not cast due to rounding. 1Q20 flows primarily reflect previously announced redemptions and market volatility Jan & Feb Mar 0.5 Intermediary (3.7) (0.9) Institutional (0.8) (0.5) Self-directed (0.9) (0.9) Total (5.3)

8 8.8 8.0 0.4 3.5 0.7 (15.7) (11.4) (2.4) (2.5) (1.6) (6.9) (3.4) (2.0) 1.0 (0.9) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 1Q20 flows by capability 1Q20 flows by capability (US$bn) Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 17% 43% 4% 36% 25% (31%) (61%) (22%) (26%) (58%) Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Outflows across four capabilities partially offset by continued strength in Multi-Asset

9 Statement of income Note: See adjusted financial measures reconciliation on slides 30 and 31 for additional information. US GAAP and adjusted US GAAP Adjustments Adjusted Revenue Management fees 439.6 Performance fees 14.6 Shareowner servicing fees 50.3 Other revenue 50.4 Total revenue 554.9 (112.2) 442.7 Operating expenses Employee compensation and benefits 155.6 Long-term incentive plans 33.6 Distribution expenses 112.2 Investment administration 11.7 Marketing 6.7 General, administrative and occupancy 65.2 Impairment of goodwill and intangible assets 487.3 Depreciation and amortisation 15.0 Total operating expenses 887.3 (609.1) 278.2 Operating income (loss) (332.4) 496.9 164.5 US$m 3 months ended 31 Mar 2020

10 US$, except margin data 1Q20 4Q19 Change 1Q20 vs 4Q19 1Q19 Change 1Q20 vs 1Q19 Average AUM 352.7bn 362.4bn (3%) 350.0bn 1% Total revenue 554.9m 601.2m (8%) 519.3m 7% Operating income (loss) (332.4)m 154.3m nm 124.5m nm Operating margin (59.9%) 25.7% nm 24.0% nm US GAAP diluted EPS (1.35) 0.59 nm 0.48 nm Adjusted revenue 442.7m 463.1m (4%) 417.4m 6% Adjusted operating income 164.5m 171.0m (4%) 143.4m 15% Adjusted operating margin 37.2% 36.9% 0.2ppt 34.4% 2.8ppt Adjusted diluted EPS 0.60 0.65 (8%) 0.56 7% Summary financial results Summary of results Note: See adjusted financial measures reconciliation on slides 30 and 31 for additional information. US GAAP and adjusted

11 1Q20 adjusted revenue drivers Revenue 1Q20 adjusted revenue reflects lower average assets and performance fees Pro forma adjusted revenue – 4Q19 vs 1Q20 (US$m) Note: See adjusted financial measures reconciliation on slides 30 and 31 for additional information. 1 Net margin based on management fees net of distribution expenses. • Decrease from 4Q19 management fees driven by lower average assets and one less calendar day • Performance fees decreased from 4Q19 driven primarily by lower fees from segregated mandates US$m, except margin data 1Q20 4Q19 Change Total adjusted revenue 442.7 463.1 (4%) Management fees 395.5 409.8 (3%) Performance fees 14.6 18.3 (20%) Shareowner servicing fees 9.2 9.2 0% Other revenue 23.4 25.8 (9%) Average net¹ mgmt fee margin 45.1bps 44.9bps 0.2bps

12 Adjusted operating expenses – 4Q19 vs 1Q20 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slides 30 and 31 for additional information. 1Q20 adjusted expenses reflect impact of COVID-19 and cost discipline 278.2 (2.6) (11.0) (2.1) (3.3) (1.1) 292.1 6.2 4Q19 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 1Q20 US$m 1Q20 US GAAP Adjustments 1Q20 adjusted 4Q19 adjusted Change 1Q20 adjusted vs 4Q19 adjusted Employee compensation and benefits 155.6 (1.4) 154.2 156.8 (2%) Long-term incentive plans 33.6 0.1 33.7 44.7 (25%) Total compensation expenses 189.2 (1.3) 187.9 201.5 (7%) Distribution expenses 112.2 (112.2) –– nm Investment administration 11.7 – 11.7 13.8 (15%) Marketing 6.7 – 6.7 10.0 (33%) General, administrative and occupancy 65.2 (1.9) 63.3 57.1 11% Impairment of goodwill and intangible assets 487.3 (487.3) –– nm Depreciation and amortisation 15.0 (6.4) 8.6 9.7 (11%) Non-staff operating expenses 698.1 (607.8) 90.3 90.6 (0%) Total operating expenses 887.3 (609.1) 278.2 292.1 (5%)

Balance sheet

Strong liquidity position

- At 31 March 2020, cash and investment securities totalled US$1,602m compared to outstanding debt of US$316m
- Significant decrease in investment securities due to net seed redemptions and market declines
- Board declared a dividend of US$0.36 per share to be paid on 27 May to shareholders on record at the close of business on 11 May
- The balance sheet is in a net cash position

Balance sheet profile – carrying value (31 Dec 2019 vs 31 Mar 2020) (US$m)


1,974.8
1,178.3
796.5
316.2
1,601.6
799.4
802.2
315.5
Cash and investments
Debt
31 Dec 2019
Cash and investments
Debt
31 Mar 2020
Investment securities[1]
Cash and cash equivalents[2]
2025 maturity

[1] Includes seed investments of US$1,047.0m (including investment securities of consolidated variable interest entities of US$924.8m), investments related to deferred compensation plans of US$125.9m and other investments of US$5.4m as at 31 December 2019; includes seed investments of US$694.6m (including investment securities of consolidated variable interest entities of US$548.8m), investments related to deferred compensation plans of US$99.5m and other investments of US$5.3m as at 31 March 2020.

[2] Includes cash and cash equivalents of consolidated variable interest entities of US$62.6m and US$69.7m as at 31 December 2019 and 31 March 2020, respectively.

Janus Henderson GROUP PLC
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14 Change in cash and cash equivalents– 31 Dec 2019 vs 31 Mar 2020 (US$m) 1Q20 Cash Activity Cash and cash equivalents remain strong at US$802m • 1Q20 cash flow from operations reflects seasonal compensation payments • Returned $97m to shareholders via $66m in dividends and $31m in share repurchases • During the quarter, we closed the sale of Geneva resulting in $39m of net proceeds and redeemed $98m in net seed capital 1 Includes cash and cash equivalents of consolidated variable interest entities of US$62.6m and US$69.7m as at 31 December 2019 and 31 March 2020, respectively. 2 Includes US$39.8m purchase of common stock for stock-based compensation plans and US$28.0m for effect of foreign exchange rate changes. 2 1 1 802.2 37.9 (97.4) (71.7) 796.5 38.6 98.3 31 Dec 2019 Cash flow from operations Capital return to shareholders Geneva sale proceeds Net seed activity Other 31 Mar 2020

Q&A

Appendix

17 51% 22% 12% 12% 3% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Assets under management as at 31 Mar 2020 46% 35% 19% Intermediary Institutional Self-directed 55% 31% 14% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$149.9bn US$65.3bn US$34.6bn US$35.3bn US$9.3bn US$136.5bn US$101.8bn US$56.1bn US$161.9bn US$90.0bn US$42.5bn AUM: US$294.4bn

18 Investment management capabilities Diversified product range Equities US$149.9bn AUM 31 Mar 2020 US$294.4bn Fixed Income US$65.3bn Multi-Asset US$35.3bn Self-directed Intermediary Institutional Institutional Institutional Quantitative Equities US$34.6bn Alternatives US$9.3bn Equities • Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income • Coverage across the asset class, applying a wide range of differentiated techniques Quantitative Equities • Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Multi-Asset • US teams manage US and global asset allocation strategies; UK teams include asset allocation specialists, traditional multi-manager investors, and those focused on alternative asset classes Alternatives • A cross-asset class combination of alpha generation, risk management, and efficient beta replication strategies, including multi-strategy, liquid alternatives and global commodities/managed futures

19 Largest strategies by capability Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 31 Mar 2020 US Mid Cap Growth 21.3 US Concentrated Growth 15.7 US Research Growth Equity 13.8 US SMID Cap Growth 9.2 Global Life Sciences 8.9 Buy & Maintain Credit 9.4 Absolute Return Income 9.0 Core Plus Fixed Income 7.2 Global Strategic Fixed Income 6.7 Australian Fixed Income 4.4 Intech Global Large Cap Core ex-Japan 7.1 Intech US Enhanced Plus 5.2 Intech Global Large Cap Core 4.1 Intech US Broad Large Cap Growth 2.2 Intech US Large Cap Growth 1.9 Balanced 30.1 UK Income and Growth 1.4 Multi Manager 1.0 Global Adaptive Capital Appreciation 0.5 Global Adaptive Capital Preservation 0.3 UK Large Cap Absolute Return Equity 4.8 Property 2.4 Europe Large Cap Long/Short 0.5 Global Commodities 0.4 Concentrated Pan Europe Equity 0.3 Total 167.8 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

20 4.9 5.5 6.1 5.6 8.0 (7.7) (5.2) (4.7) (8.4) (11.4) (2.8) 0.3 1.4 (2.8) (3.4) 1Q19 2Q19 3Q19 4Q19 1Q20 6.9 6.9 6.0 9.4 8.8 (9.8) (12.9) (8.0) (10.7) (15.7) (2.9) (6.0) (2.0) (1.3) (6.9) 1Q19 2Q19 3Q19 4Q19 1Q20 (24%) (27%) (17%) (23%) (31%) Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 17% 15% 12% 20% 17% 27% 30% 33% 30% 43% (43%) (28%) (25%) (45%) (61%) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

21 2.2 2.1 2.4 2.7 3.5 (1.5) (1.5) (2.0) (1.3) (2.5) 0.7 0.6 0.4 1.4 1.0 1Q19 2Q19 3Q19 4Q19 1Q20 0.7 0.2 0.3 0.3 0.4 (1.7) (4.3) (2.7) (3.6) (2.4) (1.0) (4.1) (2.4) (3.3) (2.0) 1Q19 2Q19 3Q19 4Q19 1Q20 0.9 0.9 0.5 0.7 0.7 (2.3) (1.5) (1.4) (1.4) (1.6) (1.4) (0.6) (0.9) (0.7) (0.9) 1Q19 2Q19 3Q19 4Q19 1Q20 Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 7% 2% 2% 3% 4% Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 29% 25% 27% 29% 36% 25% 28% 16% 24% 25% (16%) (35%) (22%) (31%) (22%) (20%) (18%) (22%) (14%) (26%) (64%) (48%) (45%) (49%) (58%) 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

22 Total net flows by capability 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total net flows by capability 1Q18 to 1Q20 (US$bn) (12.2) (2.7) (2.7) (4.3) (7.4) (8.4) (9.8) (3.5) (6.7)

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 31 Dec 2018	**167.6**	**72.4**	**44.3**	**30.2**	**14.0**	**328.5**
Sales	6.9	4.9	0.7	2.2	0.9	15.6
Redemptions	(9.8)	(7.7)	(1.7)	(1.5)	(2.3)	(23.0)
Net sales / (redemptions)	(2.9)	(2.8)	(1.0)	0.7	(1.4)	(7.4)
Market / FX	24.1	2.9	6.3	2.5	0.4	36.2
AUM 31 Mar 2019	**188.8**	**72.5**	**49.6**	**33.4**	**13.0**	**357.3**
Sales	6.9	5.5	0.2	2.1	0.9	15.6
Redemptions	(12.9)	(5.2)	(4.3)	(1.5)	(1.5)	(25.4)
Net sales / (redemptions)	(6.0)	0.3	(4.1)	0.6	(0.6)	(9.8)
Market / FX	8.5	0.7	2.1	1.1	(0.1)	12.3
AUM 30 Jun 2019	**191.3**	**73.5**	**47.6**	**35.1**	**12.3**	**359.8**
Sales	6.0	6.1	0.3	2.4	0.5	15.3
Redemptions	(8.0)	(4.7)	(2.7)	(2.0)	(1.4)	(18.8)
Net sales / (redemptions)	(2.0)	1.4	(2.4)	0.4	(0.9)	(3.5)
Market / FX	(1.1)	0.1	0.4	0.8	(0.4)	(0.2)
AUM 30 Sep 2019	**188.2**	**75.0**	**45.6**	**36.3**	**11.0**	**356.1**
Sales	9.4	5.6	0.3	2.7	0.7	18.7
Redemptions	(10.7)	(8.4)	(3.6)	(1.3)	(1.4)	(25.4)
Net sales / (redemptions)	(1.3)	(2.8)	(3.3)	1.4	(0.7)	(6.7)
Market / FX	17.1	2.6	2.9	2.1	0.7	25.4
AUM 31 Dec 2019	**204.0**	**74.8**	**45.2**	**39.8**	**11.0**	**374.8**
Sales	8.8	8.0	0.4	3.5	0.7	21.4
Redemptions	(15.7)	(11.4)	(2.4)	(2.5)	(1.6)	(33.6)
Net sales / (redemptions)	(6.9)	(3.4)	(2.0)	1.0	(0.9)	(12.2)
Market / FX	(43.2)	(6.1)	(8.6)	(5.3)	(0.8)	(64.0)
Acquisitions / (disposals)	(4.0)	0.0	0.0	(0.2)	0.0	(4.2)
AUM 31 Mar 2020	**149.9**	**65.3**	**34.6**	**35.3**	**9.3**	**294.4**

[1] Reflects operational reclassification of existing client's funds.

Janus Henderson GROUP PLC

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Investment performance

% of AUM outperforming benchmark

Capability	1Q19			2Q19			3Q19			4Q19			1Q20		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	64%	69%	77%	73%	74%	83%	75%	74%	80%	67%	76%	80%	43%	69%	70%
Fixed Income	58%	92%	89%	61%	90%	89%	63%	94%	90%	82%	84%	92%	48%	55%	61%
Quantitative Equities	15%	14%	12%	32%	11%	39%	39%	26%	25%	37%	40%	16%	35%	28%	9%
Multi-Asset	88%	91%	91%	90%	91%	92%	90%	91%	93%	91%	91%	93%	86%	87%	93%
Alternatives	89%	98%	100%	39%	100%	100%	96%	99%	100%	94%	99%	100%	95%	97%	97%
Total	60%	69%	74%	66%	72%	80%	70%	74%	78%	69%	76%	77%	50%	65%	66%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 6% of AUM as at 31 Mar 2020, 5% of AUM as at 30 Sep 2019 and 31 Dec 2019, 4% of AUM as at 31 Mar 2019 and 30 Jun 2019. Capabilities defined by Janus Henderson.

Janus Henderson
GROUP PLC
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Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	1Q19			2Q19			3Q19			4Q19			1Q20		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	78%	72%	86%	85%	70%	88%	84%	79%	87%	88%	87%	77%	60%	85%	78%
Fixed Income	68%	42%	48%	50%	50%	51%	53%	53%	55%	70%	55%	56%	75%	82%	70%
Quantitative Equities	63%	3%	97%	61%	3%	51%	97%	57%	97%	22%	22%	19%	37%	57%	46%
Multi-Asset	84%	86%	88%	87%	87%	88%	87%	88%	89%	93%	89%	90%	91%	91%	92%
Alternatives	93%	33%	94%	32%	58%	58%	38%	37%	56%	36%	74%	95%	98%	60%	98%
Total	78%	67%	81%	78%	68%	81%	78%	74%	82%	83%	82%	76%	69%	84%	79%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 80%, 74%, 82%, 82% and 86% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 Mar 2019, 30 Jun 2019, 30 Sep 2019, 31 Dec 2019 and 31 Mar 20 respectively. For the 1-, 3-, 5- and 10-year periods ending 31 Mar 2020, 59%, 63%, 62% and 65% of the 202, 194, 182 and 145 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2020 Morningstar, Inc. All Rights Reserved.

Janus Henderson GROUP PLC

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26 Mutual fund investment performance (cont’d) Group 30 55 56 45 44 44 43 52 51 44 55 51 54 50 51 48 23 22 38 25 23 25 23 31 40 26 30 28 26 28 78 78 78 83 69 67 68 74 82 84 81 81 82 76 79 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 % of mutual fund AUM in top 2 Morningstar quartiles Equities 18 55 57 45 35 45 40 50 50 31 58 53 53 50 46 60 31 27 43 25 28 30 29 37 54 27 35 34 27 32 78 85 84 88 60 72 70 79 87 85 86 88 87 77 78 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 25. Numbers may not cast due to rounding.

27 39 38 40 29 3 3 3 3 3 4 4 40 4 4 24 23 57 22 7 53 19 54 93 47 57 15 42 63 61 97 22 37 3 3 57 22 57 97 51 97 19 46 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Mutual fund investment performance (cont’d) Fixed Income 37 38 42 19 37 24 27 41 29 52 18 21 35 28 44 31 12 11 51 38 18 22 12 26 30 30 30 19 28 27 68 50 53 70 75 42 50 53 55 82 48 51 55 56 70 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 % of mutual fund AUM in top 2 Morningstar quartiles 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 25. Numbers may not cast due to rounding. 1 year 3 year 5 year 2nd quartile 1st quartile Quantitative Equities

28 Mutual fund investment performance (cont’d) % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 33 31 5 29 31 31 31 56 57 31 24 25 61 2 38 31 69 33 27 6 43 5 37 27 32 95 73 93 32 38 36 98 33 58 37 74 60 94 58 56 95 98 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 25. Numbers may not cast due to rounding. 1 year 3 year 5 year 2nd quartile 1st quartile 82 83 85 86 89 84 84 86 86 89 84 85 87 87 88 2 4 2 6 2 2 2 2 3 3 4 3 2 3 4 84 87 87 93 91 86 87 88 89 91 88 88 89 90 92 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Multi-Asset

29 US GAAP: statement of income 3 months ended 31 Mar 2020 31 Dec 2019 31 Mar 2019 Revenue Management fees 439.6 457.8 441.9 Performance fees 14.6 18.3 (5.6) Shareowner servicing fees 50.3 71.9 35.9 Other revenue 50.4 53.2 47.1 Total revenue 554.9 601.2 519.3 Operating expenses Employee compensation and benefits 155.6 163.1 145.0 Long-term incentive plans 33.6 44.5 48.4 Distribution expenses 112.2 138.1 101.9 Investment administration 11.7 13.8 11.8 Marketing 6.7 10.0 7.5 General, administrative and occupancy 65.2 60.3 65.2 Impairment of goodwill and intangible assets 487.3 –– Depreciation and amortisation 15.0 17.1 15.0 Total operating expenses 887.3 446.9 394.8 Operating income (loss) (332.4) 154.3 124.5 Interest expense (3.3) (3.3) (4.1) Investment gains (losses), net (50.5) 12.1 13.3 Other non-operating income (expenses), net 32.2 (5.8) (3.9) Income (loss) before taxes (354.0) 157.3 129.8 Income tax benefit (provision) 68.8 (36.9) (29.9) Net income (loss) (285.2) 120.4 99.9 Net loss (income) attributable to noncontrolling interests 38.2 (8.4) (5.8) Net income (loss) attributable to JHG (247.0) 112.0 94.1 Less: allocation of earnings to participating stock-based awards –(3.1) (2.4) Net income (loss) attributable to JHG common shareholders (247.0) 108.9 91.7 Diluted weighted-average shares outstanding (m) 182.4 184.1 192.5 Diluted EPS (in US$) (1.35) 0.59 0.48 US$m, except per share data or as noted

30 Alternative performance measures Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 31. Footnotes included on slide 32. 3 months ended 31 Mar 2020 31 Dec 2019 31 Mar 2019 Reconciliation of revenue to adjusted revenue Revenue 554.9 601.2 519.3 Management fees1 (44.1) (48.0) (49.6) Shareowner servicing fees1 (41.1) (62.7) (27.2) Other revenue1 (27.0) (27.4) (25.1) Adjusted revenue 442.7 463.1 417.4 Reconciliation of operating expenses to adjusted operating expenses Operating expenses 887.3 446.9 394.8 Employee compensation and benefits2 (1.4) (6.3) (4.3) Long-term incentive plans2 0.1 0.2 0.2 Distribution expenses1 (112.2) (138.1) (101.9) General, administrative and occupancy2 (1.9) (3.2) (7.4) Impairment of goodwill and intangible assets3 (487.3) –– Depreciation and amortisation3 (6.4) (7.4) (7.4) Adjusted operating expenses 278.2 292.1 274.0 Adjusted operating income 164.5 171.0 143.4 Operating margin (59.9%) 25.7% 24.0% Adjusted operating margin 37.2% 36.9% 34.4% US$m, except margin data

31 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 30. Footnotes included on slide 32. 3 months ended 31 Mar 2020 31 Dec 2019 31 Mar 2019 Reconciliation of net income (loss) attributable to JHG to adjusted net income attributable to JHG Net income (loss) attributable to JHG (247.0) 112.0 94.1 Employee compensation and benefits2 1.4 6.3 4.3 Long-term incentive plans2 (0.1) (0.2) (0.2) General, administrative and occupancy2 1.9 3.2 7.4 Impairment of goodwill and intangible assets3 487.3 –– Depreciation and amortisation3 6.4 7.4 7.4 Interest expense4 0.1 0.2 0.9 Other non-operating income (expense)4 (25.9) (1.9) 0.4 Income tax benefit (provision)5 (111.4) (3.1) (4.3) Adjusted net income attributable to JHG 112.7 123.9 110.0 Diluted earnings (loss) per share (in US$) (1.35) 0.59 0.48 Adjusted diluted earnings per share (in US$) 0.60 0.65 0.56 US$m, except per share data

32 Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 JHG contracts with third-party intermediaries to distribute and service certain of its investment products. Fees for distribution and JHG contracts with third-party intermediaries to distribute and service certain of its investment products. Fees for distribution and servicing related activities are either provided for separately in an investment product’s prospectus or are part of the management fee. Under both arrangements, the fees are collected by JHG and passed through to third-party intermediaries who are responsible for performing the applicable services. The majority of distribution and servicing fees collected by JHG are passed through to third-party intermediaries. JHG management believes that the deduction of distribution and service fees from revenue in the computation of adjusted revenue reflects the pass-through nature of these revenues. In certain arrangements, JHG performs the distribution and servicing activities and retains the applicable fees. Revenues for distribution and servicing activities performed by JHG are not deducted from GAAP revenue. 2 Adjustments primarily represent integration costs in relation to the Merger, including severance costs, legal costs and consulting fees. Adjustments for the three months ended 31 March 2019 also include an impairment of sub-leased office space. JHG management believes these costs are not representative of our ongoing operations. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. Adjustments for the three months ended 31 March 2020, also include impairment charges of our goodwill and certain mutual fund investment management agreements and client relationships. JHG management believes these non-cash and acquisition-related costs are not representative of the ongoing operations of the Group. 4 Adjustments for the three months ended 31 March 2020, primarily relate to the gain recognised on the disposal of Geneva during the quarter. Other adjustments include contingent consideration adjustments associated with prior acquisitions and increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting. JHG management believes these costs are not representative of our ongoing operations. 5 The tax impact of the adjustments is calculated based on the applicable U.S. or foreign statutory tax rate as it relates to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

33 1Q20 (US$m) 4Q19 (US$m) 1Q19 (US$m) AUM generating 1Q20 pfees (US$bn) # of funds generating 1Q20 pfees Frequency Timing SICAVs 0.2 0.2 – 3.0 2 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return 4.0 0.2 – 0.7 2 Quarterly / Annually Various Segregated Mandates1 11.0 19.3 3.3 4.4 6 Quarterly / Annually Various UK OEICs & Unit Trusts 1.3 0.3 – 1.9 2 Quarterly Various Investment Trusts ––––– Annually Various US Mutual Funds2 (1.9) (1.7) (8.9) 38.8 13 Monthly Monthly Total 14.6 18.3 (5.6) 48.7 25 Performance fees Note: Performance fees include prior quarter accrual true-ups. Numbers may not cast due to rounding. 1 Segregated Mandates includes Private Accounts, Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 31 March 2020. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

34 Mutual funds with performance fees¹ AUM 31 Mar 2020 US$m Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark 1Q20 P&L impact US$’000 Forty Fund and Portfolio 13,128 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% 1,205 Research Fund 12,690 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (4,995) Global Research Fund and Portfolio 2,923 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% 1,154 Small Cap Value Fund 2,698 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% 955 Mid Cap Value Fund and Portfolio 2,402 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% 574 Contrarian Fund 2,271 S&P 500® Index 0.64% ± 15 bps ± 7.00% (894) Overseas Fund and Portfolio 1,510 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% 260 Global Real Estate Fund 483 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 114 Research Portfolio³ 449 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (196) Global Value Fund 103 MSCI World IndexSM 0.64% ± 15 bps ± 7.00% (85) Large Cap Value Fund 78 Russell 1000® Value Index 0.64% ± 15 bps ± 3.50% (11) Small-Mid Cap Value Fund4 32 Russell 2500TM Value Index 0.70% ± 15 bps ± 5.00% 18 Asia Equity Fund 23 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% (3) Total 38,790 (1,903) US mutual funds with performance fees Note: AUM data shown on a managed view. Numbers may not cast due to rounding. 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 Until 1 May 2020, the Portfolio’s performance during the portion of the performance measurement period prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index. 4 Until 1 August 2022, the Fund’s performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

35 Long-term incentive compensation Estimated future long-term incentive compensation amortisation Note: 2017 and 2018 annual grants generally vest over three and four years. 2019 and 2020 annual grants generally vest over three years. Assumed no forfeitures in future periods. Assumed no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs, DIP and DEP funds) and social security expense upon vesting. 1 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year. US$m Amount remaining to expense 2020 2021 2022 2023 2024 2017 annual grant 4 4 –––– 2018 annual grant 26 21 5 ––– 2019 annual grant 64 42 19 3 –– 2020 annual grant 123 61 40 18 3 1 Other1 76 21 23 16 10 6 Total long-term incentive compensation 293 149 87 37 13 7

36 Contacts Investor enquiries Jim Kurtz Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries Stephen Sobey +44 (0) 20 7818 2523 stephen.sobey@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Craig Morris +61 2 8248 3757 craig@honner.com.au

37 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2019, Current Report on Form 8-K dated 29 April 2020, and the Company’s other filings and furnishings with the Securities and Exchange Commission (Commission file no. 001- 38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819